UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 5, 2020 (September 30, 2020)

LITHIA MOTORS, INC

(Exact name of registrant as specified in its charter)

Oregon	001-14733	93-0572810
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Bartlett Street, Medford, Oregon	97501
(Address of principal executive offices)	(Zip Code)

(541) 776-6401

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock without par value	LAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On September 30, 2020, Lithia Motors, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters (the “Underwriters”) named in Schedule I thereto, relating to the sale by the Company (the “Offering”) of 3,659,091 shares of the Company’s Class A common stock, no par value per share, which includes the exercise in full by the Underwriters of their option to purchase up to 477,272 additional Shares of the Company’s Class A common stock. The Offering closed on October 5, 2020.

The Offering described in this Current Report on Form 8-K was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-239969), which became effective upon its filing with the Securities and Exchange Commission on July 21, 2020, as supplemented by the preliminary prospectus supplement, dated September 29, 2020, and the final prospectus supplement, dated September 30, 2020.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification of the Underwriters by the Company for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified by reference to such agreement, a copy of which is filed as Exhibit 1.1 to this report.

A copy of the opinion of Perkins Coie LLP relating to the validity of the issuance and sale of shares of common stock pursuant to the Underwriting Agreement is also filed herewith as Exhibit 5.1 to this report. The Underwriting Agreement and the opinion filed herewith are incorporated by reference into the above referenced shelf registration statement on Form S-3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 8.01 are filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 30, 2020, among Lithia Motors, Inc. and Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several Underwriters named in Schedule I thereto.

5.1	Opinion of Perkins Coie LLP.

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2020		LITHIA MOTORS, INC.

	By:	/s/ Tina Miller
Tina Miller Senior Vice President and Chief Financial Officer